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                                                                    Exhibit 99.2


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
[x]
KEEP THIS PORTION FOR YOUR RECORDS
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AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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PAINE WEBBER GROUP INC.

If you plan to attend our meeting, please check this box. [   ]

THE PAINE WEBBER BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ITEM SET FORTH BELOW.

         Adoption of the Agreement and Plan of Merger, dated as of July 12, 2000, by and among Paine Webber Group Inc., UBS AG and Neptune Merger Subsidiary, Inc., a wholly owned subsidiary of UBS AG.

         FOR      [   ]    AGAINST     [   ]      ABSTAIN     [   ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation or partnership, sign in full corporate or partnership name by an authorized officer or person.

[                                ]          [        ]

Signature (PLEASE SIGN WITHIN BOX)          Date

[                                ]          [        ]

Signature (Joint Owners)                    Date
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                             PAINE WEBBER GROUP INC.

                           1285 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10019

        SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD OCTOBER 23, 2000


         The undersigned, having received the accompanying Notice of Special Meeting of Paine Webber Group Inc. ("Paine Webber") and Proxy Statement/Prospectus dated September 21, 2000, hereby appoints Donald B. Marron, Regina A. Dolan and Theodore A. Levine, and each of them, as proxies of the undersigned, with full power of substitution and with discretionary authority as to matters for which the undersigned's choice is not specified, to vote as indicated on the reverse side hereof all shares of Paine Webber common stock held of record by the undersigned on the books of Paine Webber at the close of business on September 14, 2000 at the Special Meeting of Stockholders of Paine Webber to be held October 23, 2000 or any adjournment thereof.

             SHARE REPRESENTED BY PROXIES THAT ARE DATED, SIGNED AND
                 RETURNED WILL BE VOTED "FOR" THE ITEM SET FORTH
       ON THE REVERSE SIDE HEREOF IN THE ABSENCE OF CONTRARY INSTRUCTIONS
            AND IN THE PROXIES' DISCRETION ON OTHER BUSINESS PROPERLY
                               BEFORE THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE PAINE WEBBER BOARD
                                  OF DIRECTORS.

              THE PAINE WEBBER BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ITEMS SET FORTH ON THE REVERSE SIDE HEREOF.


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